UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

CAVALIER HOMES, INC.

(Name of Registrant as Specified In Its Charter)

Legacy Housing, LTD.
GPLH, LC
Shipley Brothers, LTD.
K-Shipley, LLC
D-Shipley, LLC
B-Shipley, LLC
Federal Investors Servicing, LTD
Federal Investors Management, L.C.
Kenneth E. Shipley
Curtis D. Hodgson
Douglas M. Shipley
Billy J. Shipley
Michael R. O’Connor

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On February 6, 2009, Legacy Housing, LTD., GPLH, LC, Shipley Brothers, LTD., K-Shipley, LLC, D-Shipley, LLC, B-Shipley, LLC, Federal Investors Servicing, LTD, Federal Investors Management, L.C., Kenneth E. Shipley, Curtis D. Hodgson, Douglas M. Shipley, Billy J. Shipley and Michael R. O’Connor (the “Reporting Persons”) filed an amendment to their Schedule 13D with the Securities and Exchange Commission, which amendment contained the following statements in its Item 4 disclosure :
“On February 5, 2009 and February 6, 2009, Curtis D. Hodgson sent a notice (the “Notice”) to the Secretary, the Board and the Governance Committee of the Issuer formally notifying the Issuer of the Reporting Persons’ intent to nominate Mr. Hodgson, Kenneth E. Shipley and Michael R. O’Connor (each, a “Nominee”, and collectively, the “Nominees”) for election to the Board at the 2009 Annual Meeting of the Stockholders of the Issuer (the “2009 Meeting”) and to solicit proxies in connection therewith. A copy of the Notice is attached hereto as exhibit 99.5 and incorporated herein by reference.
IMPORTANT INFORMATION
The Reporting Persons intend to make a preliminary filing with the Securities and Exchange Commission (the “Commission”) of a proxy statement and an accompanying proxy card to be used to solicit proxies for the election of the Nominees at the 2009 Meeting.
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE REPORTING PERSONS FROM STOCKHOLDERS OF THE ISSUER FOR USE AT THE 2009 MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL BE AVAILABLE AT NO CHARGE AT THE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS (WHICH MAY BE DEEMED TO CONSIST OF THE REPORTING PERSONS) AND THEIR DIRECT AND INDIRECT INTERESTS IN SUCH PROXY SOLICITATION IS CONTAINED HEREIN.”
Defined terms used in Item 4 above but not defined therein are defined as follows: The “Issuer” means Cavalier Homes, Inc. “Board” means the board of directors of Cavalier Homes, Inc. “Reporting Persons” means Legacy Housing, LTD., GPLH, LC, Shipley Brothers, LTD., K-Shipley, LLC, D-Shipley, LLC, B-Shipley, LLC, Federal Investors Servicing, LTD, Federal Investors Management, L.C., Kenneth E. Shipley, Curtis D. Hodgson, Douglas M. Shipley, Billy J. Shipley and Michael R. O’Connor.
On February 5, 2009 and February 6, 2009, Curtis D. Hodgson sent the Notice to the Secretary, the Board and the Governance Committee of the Issuer formally notifying the Issuer of the Reporting Persons’ intent to nominate Mr. Hodgson, Kenneth E. Shipley and Michael R. O’Connor (the “Nominees”) for election to the Board at the 2009 meeting. A copy of the Notice is attached hereto as Exhibit 1.

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Information relating to the Nominees and the other Participants is contained in the Notice attached hereto as Exhibit 1.
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY LEGACY HOUSING, LTD., GPLH, LC, SHIPLEY BROTHERS, LTD., K-SHIPLEY, LLC, D-SHIPLEY, LLC, B-SHIPLEY, LLC, FEDERAL INVESTORS SERVICING, LTD, FEDERAL INVESTORS MANAGEMENT, L.C., KENNETH E. SHIPLEY, CURTIS D. HODGSON, DOUGLAS M. SHIPLEY, BILLY J. SHIPLEY AND MICHAEL R. O’CONNOR, FROM THE STOCKHOLDERS OF CAVALIER HOMES, INC. FOR USE AT THE 2009 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CAVALIER HOMES, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS (WHICH MAY BE DEEMED TO CONSIST OF LEGACY HOUSING, LTD., GPLH, LC, SHIPLEY BROTHERS, LTD., K-SHIPLEY, LLC, D-SHIPLEY, LLC, B-SHIPLEY, LLC, FEDERAL INVESTORS SERVICING, LTD, FEDERAL INVESTORS MANAGEMENT, L.C., KENNETH E. SHIPLEY, CURTIS D. HODGSON, DOUGLAS M. SHIPLEY, BILLY J. SHIPLEY AND MICHAEL R. O’CONNOR) AND THEIR DIRECT AND INDIRECT INTERESTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

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Curtis D. Hodgson
15400 Knoll Trail, Suite 101, LB 25
Dallas, Texas 75248
(972) 661-1821
February 5, 2009
By Overnight Courier and/or Electronic Delivery
Cavalier Homes, Inc.
Attention: Michael R. Murphy or Corporate Secretary
32 Wilson Boulevard 100
Post Office Box 540
Addison, Alabama 35540
Cavalier Homes, Inc.
Attention: Barry Donnell, Chairman
32 Wilson Boulevard 100
Post Office Box 540
Addison, Alabama 35540
Cavalier Homes, Inc.
Attention: Lee Roy Jordan, Chairperson, Nominating and Governance Committee
719 Scott Avenue, Suite 414
Wichita Falls, Texas 76301
Re: Stockholder’s Notice of Intent to Nominate Director Candidates
Dear Sir or Madam:
I, Curtis D. Hodgson (the “Nominating Stockholder”), hereby submit this notice (this “Notice”) of intent to nominate Michael R. O’Connor, Kenneth E. Shipley (“Mr. Shipley”) and Curtis D. Hodgson (each a “Nominee” and collectively the “Nominees”) for election to the Board of Directors (the “Board”) of Cavalier Homes, Inc. (“Cavalier”) at the 2009 Annual Meeting of the Stockholders, and any adjournments or postponements thereof (the “2009 Meeting”), pursuant to Section 2.4 of the Amended and Restated By-laws (the “By-laws”) of Cavalier Homes, Inc. filed as Exhibit 3(b) to the Form 8-A filed with the Securities and Exchange Commission (the “Commission”) on March 3, 2004.
The Nominating Stockholder currently holds of record 1,000 shares (the “Hodgson Record Shares”) of common stock, par value $0.10, of Cavalier (“Common Stock”) in his account at The Bank of New York Mellon, which he may be deemed to “beneficially own” (within the meaning of such term under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 13D-G thereunder). In addition to the Hodgson Record Shares, the Nominating Stockholder holds 764,000 shares of Common Stock (the “Hodgson Account Shares” and, together with the Hodgson Record Shares, the “Hodgson Shares”) through his account with Salomon Smith Barney (“SSB”) and may be deemed to “beneficially own” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) the 764,000 Hodgson Account Shares. The Hodgson Account Shares are held of record by Cede & Co., as nominee for The Depository Trust Company (“DTC”).

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Legacy Housing, LTD, a Texas limited partnership (“Legacy”), currently holds 155,000 shares of Common Stock (the “Legacy Shares”) through its account with SSB and may be deemed to “beneficially own” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) the 155,000 Legacy Shares, which represent 0.8% of the outstanding Common Stock. The Legacy Shares are held of record by Cede & Co., as nominee for DTC. Legacy has sole dispositive and voting power over the 155,000 Legacy Shares.
GPLH, LC, a Texas limited liability company (“GPLH”), is the general partner of Legacy and as such directs the voting and disposition of the Legacy Shares. GPLH may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 155,000 Legacy Shares, which represent 0.8% of the outstanding Common Stock, in its capacity as general partner of Legacy. GPLH has shared dispositive and voting power over the 155,000 Legacy Shares.
The Nominating Stockholder is a member, manager and the vice president and secretary of GPLH and may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 155,000 Legacy Shares, in his capacity as manager of GPLH. Other than the 765,000 Hodgson Shares and the 155,000 Legacy Shares, which together represent 5.0% of the outstanding Common Stock, or any shares of Common Stock he could be deemed to own if he were deemed to be part of a group for the purposes of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, the Nominating Stockholder does not “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) any other shares of Common Stock. The Nominating Stockholder has sole dispositive and voting power over the 1,000 Hodgson Record Shares and the 764,000 Hodgson Account Shares. The Nominating Stockholder has shared dispositive and voting power over the 155,000 Legacy Shares. In the aggregate, the Nominating Stockholder has total dispositive and voting power over 5.0% of the outstanding Common Stock.
Shipley Brothers, LTD, a Texas limited partnership (“Shipley Brothers”), currently holds 637,932 shares (the “Shipley Brothers Shares”) of Common Stock through its account with SSB. Shipley Brothers may be deemed to “beneficially own” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) the 637,932 Shipley Brothers Shares, which represent 3.5% of the outstanding Common Stock. The Shipley Brothers Shares are held of record by Cede & Co., as nominee for DTC. Shipley Brothers is a member and manager of GPLH and may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 155,000 Legacy Shares, which represents 0.8% of the outstanding Common Stock, in its capacity as a member and manager of GPLH. Shipley Brothers has sole dispositive and voting power over the 637,392 Shipley Brothers Shares. Shipley Brothers has shared dispositive and voting power over the 155,000 Legacy Shares. In the aggregate, Shipley Brothers has total dispositive and voting power over 4.3% of the outstanding Common Stock.

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Shipley Brothers is managed by three general partners: (i) K-Shipley, LLC, a Texas limited liability company (“K-Shipley”); (ii) D-Shipley, LLC, a Texas limited liability company (“D-Shipley”); and (iii) B-Shipley, LLC, a Texas limited liability company (“B-Shipley” and, together with K-Shipley and D-Shipley, the “Shipley LLCs”). The Shipley LLCs direct the voting and disposition of the Shipley Brothers Shares and the Legacy Shares. The Shipley LLCs may each be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 637,392 Shipley Brothers Shares and the 155,000 Legacy Shares, which together represent 4.3% of the outstanding Common Stock, in their capacity as general partners of Shipley Brothers. The Shipley LLCs each have shared dispositive and voting power over the 637,392 Shipley Brothers Shares and the 155,000 Legacy Shares. In the aggregate, the Shipley LLCs each have total dispositive and voting power over 4.3% of the outstanding Common Stock.
Federal Investors Servicing, LTD., a Texas limited partnership (“Federal Investors”), currently holds 133,000 shares (the “Federal Investors Shares”) of Common Stock through its account with SSB. Federal Investors may be deemed to “beneficially own” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) the 133,000 Federal Investors Shares, which represent 0.7% of the outstanding Common Stock. The Federal Investors Shares are held of record by Cede & Co., as nominee for DTC. Federal Investors has sole dispositive and voting power over the 133,000 Federal Investors Shares.
Federal Investors Management, L.L.C., a Texas limited liability company (“Federal Management”), is the general partner of Federal Investors and as such directs the voting and disposition of the Federal Investors Shares. Federal Management may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 133,000 Federal Investors Shares, which represent 0.7% of the outstanding Common Stock, in its capacity as general partner of Federal Investors. Federal Management has shared dispositive and voting power over the 133,000 Federal Investors Shares.
Kenneth E. Shipley is the sole member, manager and president of K-Shipley and may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 637,392 Shipley Brothers Shares and the 155,000 Legacy Shares, which together represent 4.3% of the outstanding Common Stock, in his capacity as sole member and president of K-Shipley. Kenneth E. Shipley is a member and manager of Federal Management and may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 133,000 Federal Investors Shares, which represents less than 1.0% of the outstanding Common Stock, in his capacity as a manager of Federal Management. Kenneth E. Shipley is a manager and the president and assistant secretary of GPLH and may be deemed to also have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 155,000 Legacy Shares, which represents less than 1.0% of the outstanding Common Stock, in his capacity as manager and president of GPLH. Kenneth E. Shipley has shared dispositive and voting power over the 637,392 Shipley Brothers Shares, the 133,000 Federal Investors Shares and the 155,000 Legacy Shares. In the aggregate, Kenneth E. Shipley has total dispositive and voting power over 5.0% of the outstanding Common Stock.

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Douglas M. Shipley is the sole member, manager and president of D-Shipley and may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 637,392 Shipley Brothers Shares and the 155,000 Legacy Shares, which together represent 4.3% of the outstanding Common Stock, in his capacity as sole member of D-Shipley. Douglas M. Shipley has shared dispositive and voting power over the 637,392 Shipley Brothers Shares, the 133,000 Federal Investors Shares and the 155,000 Legacy Shares. Douglas M. Shipley is employed by Shipley Brothers as an installer of manufactured homes. Douglas M. Shipley has not, during the past ten years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).
Billy J. Shipley is the sole member, manager and president of B-Shipley and may be deemed to have shared “beneficial ownership” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) of the 637,392 Shipley Brothers Shares and the 155,000 Legacy Shares, which together represent 4.3% of the outstanding Common Stock, in his capacity as sole member of B-Shipley. Billy J. Shipley has shared dispositive and voting power over the 637,392 Shipley Brothers Shares, the 133,000 Federal Investors Shares and the 155,000 Legacy Shares. Billy J. Shipley is employed by Shipley Brothers as an installer of manufactured homes. Billy J. Shipley has not, during the past ten years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).
Michael R. O’Connor currently holds 300 shares of Common Stock (the “O’Connor Shares”) through his account with Scottrade, Inc. and may be deemed to “beneficially own” (within the meaning of such term under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder) the 300 O’Connor Shares, which represent less than 1% of the outstanding Common Stock. The O’Connor Shares are held of record by Cede & Co., as nominee for DTC.
The record address for the Hodgson Record Shares held of record by the Nominating Stockholder is c/o The Bank of New York Mellon, 1 Wall Street, New York City, New York 10286. The record address for all other shares referenced herein as being held of record by Cede & Co. is Cede & Co. c/o The Depository Trust Company, 55 Water Street, New York, New York 10041. The principal business addresses for the Nominating Stockholder, Legacy and GPLH is 15400 Knoll Trail, Suite 101, LB 25, Dallas, Texas 75248. The principal business address for Shipley Brothers, K-Shipley, D-Shipley, B-Shipley, Federal Investors, Federal Management, Kenneth E. Shipley, Douglas M. Shipley and Billy J. Shipley is 2501 E. Lubbock Highway, Levelland, Texas 79336. The principal business address for Michael O’Connor is 9609 Coneflower Dr. NW, Albuquerque, New Mexico 87114.
If the Nominating Stockholder, GPLH, Legacy, Shipley Brothers, K-Shipley, D-Shipley, B-Shipley, Federal Investors, Federal Management, Kenneth E. Shipley, Douglas M. Shipley, Billy J. Shipley and Michael R. O’Connor (the “Beneficial Holders”), were deemed to be a “group” for the purposes of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, such group would be deemed to be a “beneficial owner” of 1,690,692 shares of Common Stock, which represent 9.2% of the outstanding Common Stock. Except for the Hodgson Record Shares held of record by the Nominating Stockholder, the Beneficial Holders do not hold any Common Stock of record.

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All percentages for beneficial ownership are based on the 18,429,580 shares of Common Stock reported as issued and outstanding as of October 22, 2008 on Cavalier’s Quarterly Report on Form 10-Q for the Quarterly Period ended September 27, 2008.
The Nominating Stockholder hereby represents that he: (i) is a stockholder of record of Cavalier entitled to vote at the 2009 Meeting; (ii) intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Cavalier’s outstanding capital stock required to elect the Nominees at the 2009 Meeting; and (iii) intends to appear in person or by proxy at the 2009 Meeting to nominate the Nominees.
To the knowledge of the Nominating Stockholder, the Board consists of six directors and only six directors will be nominated for election at the 2009 Meeting. If, for any reason, more than six directors will be nominated for election at the 2009 Meeting, the Nominating Stockholder reserves the right to nominate additional persons to be so elected (each such additional nominee, an “Additional Nominee”). If a Nominee or Additional Nominee is unable to stand for election at the 2009 Meeting for any reason, the Nominating Stockholder intends to nominate a substitute nominee to stand for election at the 2009 Meeting. The Nominating Stockholder will provide notice to Cavalier as soon as practicable after identifying such substitute nominee or Additional Nominee.
Attached as Annex A hereto, and by this reference incorporated in this Notice, is information relating to each of the Nominees required by the By-laws. All of the Annexes to this Notice are incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and under any heading therein, shall be deemed disclosed for all purposes of this Notice. Certain capitalized terms used in the Annexes and not defined therein are defined in this Notice.
Please be advised that, notwithstanding our compliance with the requirements relating to the provision of notice relating to the nomination of director candidates by stockholders of Cavalier in the By-laws (the “By-laws Requirements”), neither the delivery of this notice in accordance with the terms of the By-laws Requirements nor the delivery of any additional information, if any, provided by us from and after the date hereof shall be deemed to constitute an admission by the Nominating Stockholder of the legality or enforceability of the By-laws Requirements or a waiver by the Nominating Stockholder of his right to, in any way, contest or challenge the enforceability thereof.
The Nominees have each consented to stand for election, to being named in the proxy statement to be filed by the Nominating Stockholder or any of his affiliates with the Commission and to stand as director if elected. Such consents are attached hereto as Annexes B, C and D, which annexes are incorporated herein by reference.
It is our belief that we have complied with all of the requirements to provide notice to Cavalier of the intent to nominate directors for the 2009 Meeting. Please advise us promptly if you believe there are any deficiencies in this Notice.
[Signature Page Follows]

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Sincerely,

/s/ Curtis D. Hodgson Curtis D. Hodgson
[Signature Page for Notice of Intent to Nominate Directors]

Annex A
Information Regarding the Nominees Required by Section 2.4 of the By-laws
I. Information Regarding Curtis D. Hodgson
Name: Curtis D. Hodgson
Business address: 15400 Knoll Trail, Suite 101, LB 25, Dallas, Texas 75248.
Principal Occupation and Background: Curtis D. Hodgson is: (i) manager, vice president and secretary of GPLH; and (ii) the sole stockholder and president of Cusach, Inc, a Texas corporation (“Cusach”). The address of each of the above entities is 15400 Knoll Trail, Suite 101, LB 25, Dallas, Texas 75248. None of the entities described above is a parent, subsidiary or affiliate of Cavalier.
Mr. Hodgson co-founded Legacy in May 2005. Legacy is primarily engaged in the business of mobile home financing, manufacturing and consignment. Mr. Hodgson has served as manager, vice president and secretary of GPLH since May 2005. GPLH is primarily engaged in the business of acting as the general partner of Legacy. Mr. Hodgson has been the sole stockholder and has served as president of Cusach since January 1980. The primary focus of Cusach is the wholesale and retail sale of manufactured homes. Mr. Hodgson has owned and operated several manufactured home retail operations and manufactured home parks and has an extensive portfolio of “in-house financed notes” secured by manufactured homes.
Mr. Hodgson has over twenty years experience as an entrepreneur and an investor in complex trading scenarios, including options and commodities. Mr. Hodgson has owned and operated numerous businesses, including businesses with financial and real estate holdings. Mr. Hodgson is consistently required to discuss and analyze accounting practices, financial practices and auditing procedures. Mr. Hodgson has a Bachelor of Science degree in engineering from the University of Michigan and a Juris Doctorate degree from the University of Texas.
Directorships: Mr. Hodgson is not the director of any company with a class of equity securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Age: 54
Legal Proceedings Adverse to Cavalier: Neither Mr. Hodgson nor any associate of Mr. Hodgson is a party to any legal proceeding that is adverse to Cavalier or any of its subsidiaries or has a material adverse interest to Cavalier or any of its subsidiaries in any legal proceeding.

Certain Legal Proceedings: Mr. Hodgson has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the last ten years and is not a named subject of any pending criminal proceedings. Mr. Hodgson is not a party to any proceedings to which any director, officer of affiliate of Cavalier, any owner of record or beneficial owner of more than five percent of any class of voting securities of Cavalier or any associate of any such director, officer, affiliate of Cavalier or security holder (i) is a party adverse to Cavalier or any of Cavalier’s subsidiaries or (ii) has a material interest adverse to Cavalier or any of its subsidiaries. Within the last five years, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) Mr. Hodgson, (ii) any partnership in which Mr. Hodgson was a general partner at or within two years before the time of such filing or appointment or (iii) any corporation or business association of which Mr. Hodgson was an executive officer at or within two years before the time of such filing or appointment. Within the last five years, Mr. Hodgson has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting Mr. Hodgson from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity, (ii) engaging in any type of business practice or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of any federal or state securities laws or federal commodities laws. Within the last five years, Mr. Hodgson has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, his right to engage in any activity described in clause (i) of the preceding sentence or to be associated with any person engaged in any such activity. Within the last five years, Mr. Hodgson has not been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law and such judgment or finding has not been subsequently reversed, suspended or vacated. Within the last five years, Mr. Hodgson has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law and such judgment or finding has not been subsequently reversed, suspended or vacated.
Ownership of Securities: Mr. Hodgson may be deemed to “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) the Hodgson Record Shares held in his account with The Bank of New York Mellon and the Hodgson Account Shares held in his account with SSB. Mr. Hodgson may be deemed to have shared “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of the Legacy Shares in his capacity as a manager of GPLH. Together, the Hodgson Shares and the Legacy Shares constitute 5.0% of the outstanding shares of Common Stock.

Legacy may be deemed to have shared “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of the Legacy Shares held in its account with SSB. GPLH may be deemed to “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) the Legacy Shares in its capacity as general partner of Legacy. The address of Legacy and GPLH is 15400 Knoll Trail, Suite 101, LB 25, Dallas, Texas 75248. Other than as is set forth in this Notice, no associate of Mr. Hodgson directly or indirectly beneficially owns any securities of Cavalier. None of Mr. Hodgson, Legacy, GPLH or any other entity affiliated with Mr. Hodgson is the direct or indirect beneficial owner of any securities of any parent or subsidiary of Cavalier. Mr. Hodgson does not own any shares of record that he does not own beneficially. Other than the transactions described below, Mr. Hodgson has not directly or indirectly purchased or sold any securities of Cavalier in the past two years.
Transactions in the Common Stock
by Curtis D. Hodgson Directly

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of Cavalier

October 16, 2007	Purchase of Common Stock	5,875
October 17, 2007	Purchase of Common Stock	7,225
October 18, 2007	Purchase of Common Stock	25
October 18, 2007	Purchase of Common Stock	9,000
October 19, 2007	Purchase of Common Stock	12,000
October 24, 2007	Purchase of Common Stock	18,000
October 25, 2007	Purchase of Common Stock	3,000
October 29, 2007	Purchase of Common Stock	6,000
October 30, 2007	Purchase of Common Stock	17,600
October 31, 2007	Purchase of Common Stock	3,000
November 1, 2007	Purchase of Common Stock	1,000
November 2, 2007	Purchase of Common Stock	7,275
November 28, 2007	Purchase of Common Stock	125
November 29, 2007	Purchase of Common Stock	100
November 30, 2007	Purchase of Common Stock	27,900
December 3, 2007	Purchase of Common Stock	3,000
December 4, 2007	Purchase of Common Stock	8,000
December 5, 2007	Purchase of Common Stock	5,000
December 6, 2007	Purchase of Commons Stock	9,425
December 7, 2007	Purchase of Common Stock	1,075
December 10, 2007	Purchase of Common Stock	400
December 11, 2007	Purchase of Common Stock	9,100
December 12, 2007	Purchase of Common Stock	25,000
December 13, 2007	Purchase of Common Stock	10,000
December 14, 2007	Purchase of Common Stock	875
March 3, 2008	Purchase of Common Stock	3,000
March 4, 2008	Purchase of Common Stock	3,000
March 5, 2008	Purchase of Common Stock	6,100
March 6, 2008	Purchase of Common Stock	3,000
March 11, 2008	Purchase of Common Stock	15,000
March 13, 2008	Purchase of Common Stock	3,700
March 14, 2008	Purchase of Common Stock	100
March 17, 2008	Purchase of Common Stock	3,900
March 24, 2008	Purchase of Common Stock	7,200
April 3, 2008	Purchase of Common Stock	3,000
April 7, 2008	Purchase of Common Stock	9,500
April 14, 2008	Purchase of Common Stock	10,000
April 24, 2008	Purchase of Common Stock	18,500
April 25, 2008	Purchase of Common Stock	17,000
April 30, 2008	Purchase of Common Stock	9,000

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of Cavalier

May 1, 2008	Purchase of Common Stock	8,400
May 2, 2008	Purchase of Common Stock	600
May 5, 2008	Purchase of Common Stock	1,316
May 6, 2008	Purchase of Common Stock	7,684
May 7, 2008	Purchase of Common Stock	100
May 8, 2008	Purchase of Common Stock	4,900
May 9, 2008	Purchase of Common Stock	1,900
May 12, 2008	Purchase of Common Stock	283
May 13, 2008	Purchase of Common Stock	4,900
May 28, 2008	Purchase of Common Stock	5,000
May 29, 2008	Purchase of Common Stock	717
May 30, 2008	Purchase of Common Stock	1,200
June 2, 2008	Purchase of Common Stock	3,800
June 12, 2008	Purchase of Common Stock	6,701
June 13, 2008	Purchase of Common Stock	1,499
June 16, 2008	Purchase of Common Stock	1,613
June 24, 2008	Purchase of Common Stock	5,590
June 25, 2008	Purchase of Common Stock	1,410
July 15, 2008	Purchase of Common Stock	5,387
July 21, 2008	Purchase of Common Stock	584
September 29, 2008	Purchase of Common Stock	3,800
September 30, 2008	Purchase of Common Stock	5,616
October 2, 2008	Purchase of Common Stock	6,700
October 3, 2008	Purchase of Common Stock	1,300
October 6, 2008	Purchase of Common Stock	9,100
October 7, 2008	Purchase of Common Stock	3,900
October 8, 2008	Purchase of Common Stock	300
October 9, 2008	Purchase of Common Stock	13,100
October 10, 2008	Purchase of Common Stock	14,600
October 21, 2008	Purchase of Common Stock	3,315
October 22, 2008	Purchase of Common Stock	4,485
October 28, 2008	Purchase of Common Stock	1,200
October 29, 2008	Purchase of Common Stock	18,000
October 31, 2008	Purchase of Common Stock	300
November 7, 2008	Purchase of Common Stock	700
December 4, 2008	Purchase of Common Stock	100,000
December 10, 2008	Purchase of Common Stock	93,000
December 18, 2008	Purchase of Common Stock	64,000
December 19, 2008	Purchase of Common Stock	40,000
January 21, 2009	Purchase of Common Stock	4,500
January 22, 2009	Purchase of Common Stock	1,500

Transactions in Cavalier
Common Stock by Legacy Housing, LTD
Transactions in Cavalier Common Stock by Legacy Housing, LTD in the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of Cavalier

December 27, 2007	Purchase of Common Stock	1,241
December 28, 2007	Purchase of Common Stock	32,584
December 31, 2007	Purchase of Common Stock	18,350
January 7, 2008	Purchase of Common Stock	3,148
January 8, 2008	Purchase of Common Stock	7,677
January 9, 2008	Purchase of Common Stock	10,200
January 10, 2008	Purchase of Common Stock	4,800
January 11, 2008	Purchase of Common Stock	1,900
January 14, 2008	Purchase of Common Stock	300
January 23, 2008	Purchase of Common Stock	1,000
January 24, 2008	Purchase of Common Stock	7,000
January 28, 2008	Purchase of Common Stock	2,000
January 29, 2008	Purchase of Common Stock	3,800
February 1, 2008	Purchase of Common Stock	2,000
February 6, 2008	Purchase of Common Stock	8,400
February 7, 2008	Purchase of Common Stock	5,000
February 8, 2008	Purchase of Common Stock	4,600
February 11, 2008	Purchase of Common Stock	3,000
February 12, 2008	Purchase of Common Stock	8,000
February 13, 2008	Purchase of Common Stock	3,800
February 20, 2008	Purchase of Common Stock	371
February 22, 2008	Purchase of Common Stock	6,929
February 25, 2008	Purchase of Common Stock	9,600
February 26, 2008	Purchase of Common Stock	9,300
Leverage or Margin: No part of the purchase price or market value of any of the Hodgson Shares or the Legacy Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the Hodgson Shares or the Legacy Shares.
Contracts, Arrangements or Understandings: None of Mr. Hodgson, Legacy, GPLH or any other entity affiliated with Mr. Hodgson is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cavalier, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Transactions with Cavalier: Since the beginning of Cavalier’s last fiscal year, there has not been and there is not currently proposed, any transaction, or series of similar transactions, to which Cavalier or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000 and in which Mr. Hodgson, Legacy, GPLH or any other entity affiliated with Mr. Hodgson or any immediate family member or other associate of Mr. Hodgson had, or will have, a direct or indirect material interest. None of Mr. Hodgson, Legacy, GPLH, any other entity affiliated with Mr. Hodgson, any corporation or organization of which Mr. Hodgson is an executive officer or partner, or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, any trust or other estate in which Mr. Hodgson has a substantial beneficial interest or as to which he serves as a trustee or in a similar capacity or any immediate family member of Mr. Hodgson has been indebted to Cavalier or any of its subsidiaries at any time since the beginning of Cavalier’s last fiscal year in an amount in excess of $120,000. Mr. Hodgson was not subject to Cavalier’s related party transaction policy in 2008.
Certain Business Relationships: Mr. Hodgson is not and, since the beginning of Cavalier’s last fiscal year, Mr. Hodgson has not been, an executive officer or more than 10% record or beneficial owner of any business or professional entity that (i) has made, or proposes to make, payments to Cavalier or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules, (ii) has received, or proposes to receive, payments from Cavalier or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules or (iii) to which Cavalier or any of its subsidiaries was indebted. Mr. Hodgson is not associated with or an owner of any law firm or investment banking firm.
Section 16 Reporting: Mr. Hodgson has not failed to file any reports related to Cavalier that are required by Section 16(a) of the Exchange Act.
Arrangement Relating to Employment; Family Relationships: Neither Mr. Hodgson nor any of his associates has any office or position with Cavalier or any arrangement or understanding with any person with respect to any future employment by Cavalier or its affiliates or with respect to any future transactions to which Cavalier or any of its affiliates will or may be a party. There are no family relationships between any current director or executive officer of Cavalier and Mr. Hodgson or between Mr. Hodgson and any Nominee. Mr. Hodgson has not received any compensation from Cavalier as a director or executive officer.
Interest in Matters to be Acted Upon: As a Nominee, Mr. Hodgson is expected to receive customary compensation from Cavalier in exchange for his services as a director, if elected. Due to his direct and indirect ownership interests in the Common Stock, Mr. Hodgson has an interest in the solicitation of proxies in support of the Nominees. Mr. Hodgson indirectly owns general partnership interests in Legacy and directly owns membership interests in GPLH. While the businesses in which Legacy and Cavalier are engaged are regional in nature, there may be a minimum amount of competitive overlap between their geographical markets. Legacy also provides limited services to a limited number of dealerships that sell or consign Cavalier manufactured homes.

Director Nominee Independence: Mr. Hodgson neither is nor has been an employee of Cavalier or any of its subsidiaries nor has any immediate family member of Mr. Hodgson been an executive officer of Cavalier. Neither Mr. Hodgson nor an immediate family member of Mr. Hodgson has received any compensation from Cavalier. Neither Mr. Hodgson nor an immediate family member of Mr. Hodgson has been employed as an executive officer of another company where any of Cavalier’s past or present executives serve on such company’s compensation committee. Neither Mr. Hodgson nor an immediate family member of Mr. Hodgson has been a partner, controlling shareholder or executive officer, of any organization that makes payments to or receives payments from Cavalier in an amount which, in any single fiscal year, exceeded the greater of $200,000 or 5% of Cavalier’s consolidated revenues. Neither Mr. Hodgson nor an immediate family member of Mr. Hodgson is a current partner of Cavalier’s outside auditor, or was a partner or employee of Cavalier’s outside auditor who worked on Cavalier’s audit at any time during any of the past three years or participated in the preparation of the financial statements of Cavalier in any other capacity. Mr. Hodgson does not receive any direct or indirect consulting, advisory or other compensatory fees from Cavalier or any of its subsidiaries. Mr. Hodgson is not an affiliate of Cavalier. Mr. Hodgson believes that he is independent for purposes of Rule 10A-3 of the Exchange Act and Section 803 of the Amex Company Guide and is financially literate. Therefore, Mr. Hodgson believes that he is eligible to serve on Cavalier’s Audit Committee, Compensation Committee or Nominating and Governance Committee.

II. Information Regarding Michael R. O’Connor
Name: Michael R. O’Connor
Business address: 9609 Coneflower Dr. NW, Albuquerque, New Mexico 87114.
Principal Occupation and Background: Michael R. O’Connor is currently retired. From 1992 to 2006 Mr. O’Connor worked as a field manager for Clayton Mobile Homes with responsibilities in New Mexico, Colorado, Arizona and Texas. From 1985 to1986 Mr. O’Connor owned a retail manufactured home business in Buda, Texas and from 1986 to 1991 Mr. O’Connor opened a manufactured home office for Security Pacific Bank. From 1961 to 1984 Mr. O’Connor was employed by GE Capital with various responsibilities relating to the manufactured home business. During this time, Mr. O’Connor established numerous branches for GE Financial.
Mr. O’Connor has overseen, managed and established procedures for credit, collection and financial companies and has operated, owned and managed several businesses. In total, Mr. O’Connor has over forty years of experience in the manufactured home business. Mr. O’Connor has a Bachelor of Arts degree in accounting with a minor in economics from Loras College. None of the entities described above is a parent, subsidiary or affiliate of Cavalier.
Directorships: Mr. O’Connor is not the director of any company with a class of equity securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Age: 70
Legal Proceedings Adverse to Cavalier: Neither Mr. O’Connor nor any associate of Mr. O’Connor is a party to any legal proceeding that is adverse to Cavalier or any of its subsidiaries or has a material adverse interest to Cavalier or any of its subsidiaries in any legal proceeding.
Certain Legal Proceedings: Mr. O’Connor has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the last ten years and is not a named subject of any pending criminal proceedings. Mr. O’Connor is not a party to any proceedings to which any director, officer of affiliate of Cavalier, any owner of record or beneficial owner of more than five percent of any class of voting securities of Cavalier or any associate of any such director, officer, affiliate of Cavalier or security holder (i) is a party adverse to Cavalier or any of Cavalier’s subsidiaries or (ii) has a material interest adverse to Cavalier or any of its subsidiaries. Within the last five years, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) Mr. O’Connor, (ii) any partnership in which Mr. O’Connor was a general partner at or within two years before the time of such filing or appointment or (iii) any corporation or business association of which Mr. O’Connor was an executive officer at or within two years before the time of such filing or appointment. Within the last five years, Mr. O’Connor has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting Mr. O’Connor from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity, (ii) engaging in any type of business practice or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of any federal or state securities laws or federal commodities laws. Within the last five years, Mr. O’Connor has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, his right to engage in any activity described in clause (i) of the preceding sentence or to be associated with any person engaged in any such activity. Within the last five years, Mr. O’Connor has not been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law and such judgment or finding has not been subsequently reversed, suspended or vacated. Within the last five years, Mr. O’Connor has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law and such judgment or finding has not been subsequently reversed, suspended or vacated.
Ownership of Securities: Mr. O’Connor owns 300 shares of Common Stock (the “O’Connor Shares”) through his account with Scottrade, Inc. Mr. O’Connor may be deemed to “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) the O’Connor Shares. The O’Connor Shares constitute less than 0.1% of the outstanding shares of Common Stock. Neither Mr. O’Connor nor any other entity affiliated with Mr. O’Connor is the direct or indirect beneficial owner of any securities of any parent or subsidiary of Cavalier. Other than as is set forth in this Notice, no associate of Mr. O’Connor directly or indirectly beneficially owns any securities of Cavalier. Mr. O’Connor does not own any shares of Common Stock of record. Other than the transactions described below, Mr. O’Connor has not directly or indirectly purchased or sold any securities of Cavalier in the past two years.
Transactions in the Common Stock
by Michael R. O’Connor Directly

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of Cavalier

January 20, 2009	Purchase of Common Stock	300
Leverage or Margin: No part of the purchase price or market value of any of the O’Connor Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the O’Connor Shares.

Contracts, Arrangements or Understandings: Neither Mr. O’Connor nor any other entity affiliated with Mr. O’Connor is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cavalier, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Transactions with Cavalier: Since the beginning of Cavalier’s last fiscal year, there has not been and there is not currently proposed, any transaction, or series of similar transactions, to which Cavalier or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000 and in which Mr. O’Connor or any other entity affiliated with Mr. O’Connor or any immediate family member or other associate of Mr. O’Connor had, or will have, a direct or indirect material interest. Neither Mr. O’Connor nor any other entity affiliated with Mr. O’Connor, any corporation or organization of which Mr. O’Connor is an executive officer or partner, or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, any trust or other estate in which Mr. O’Connor has a substantial beneficial interest or as to which he serves as a trustee or in a similar capacity or any immediate family member of Mr. O’Connor has been indebted to Cavalier or any of its subsidiaries at any time since the beginning of Cavalier’s last fiscal year in an amount in excess of $120,000. Mr. O’Connor was not subject to Cavalier’s related party transaction policy in 2008.
Certain Business Relationships: Mr. O’Connor is not and, since the beginning of Cavalier’s last fiscal year, has not been, an executive officer or more than 10% record or beneficial owner of any business or professional entity that (i) has made, or proposes to make, payments to Cavalier or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules, (ii) has received, or proposes to receive, payments from Cavalier or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules or (iii) to which Cavalier or any of its subsidiaries was indebted. Mr. O’Connor is not associated with or an owner of any law firm or investment banking firm.
Section 16 Reporting: Mr. O’Connor has not failed to file any reports related to Cavalier that are required by Section 16(a) of the Exchange Act.
Arrangement Relating to Employment; Family Relationships: Neither Mr. O’Connor nor any of his associates has any office or position with Cavalier or any arrangement or understanding with any person with respect to any future employment by Cavalier or its affiliates or with respect to any future transactions to which Cavalier or any of its affiliates will or may be a party. There are no family relationships between any current director or executive officer of Cavalier and Mr. O’Connor or between Mr. O’Connor and any Nominee. Mr. O’Connor has not received any compensation from Cavalier as a director or executive officer.
Interest in Matters to be Acted Upon: As a Nominee, Mr. O’Connor is expected to receive customary compensation from Cavalier in exchange for his services as a director, if elected. Due to his direct ownership interests in the Common Stock, Mr. O’Connor has an interest in the solicitation of proxies in support of the Nominees. While the businesses in which Legacy and Cavalier are engaged are regional in nature, there may be a minimum amount of competitive overlap between their geographical markets. Legacy also provides limited services to a limited number of dealerships that sell or consign Cavalier manufactured homes.

Director Nominee Independence: Mr. O’Connor neither is nor has been an employee of Cavalier or any of its subsidiaries nor has any immediate family member of Mr. O’Connor been an executive officer of Cavalier. Neither Mr. O’Connor nor an immediate family member of Mr. O’Connor has received any compensation from Cavalier. Neither Mr. O’Connor nor an immediate family member of Mr. O’Connor has been employed as an executive officer of another company where any of Cavalier’s past or present executives serve on such company’s compensation committee. Neither Mr. O’Connor nor an immediate family member of Mr. O’Connor has not been a partner, controlling shareholder or executive officer, of any organization that makes payments to or receives payments from Cavalier in an amount which, in any single fiscal year, exceeded the greater of $200,000 or 5% of Cavalier’s consolidated revenues. Neither Mr. O’Connor nor an immediate family member of Mr. O’Connor is a current partner of Cavalier’s outside auditor, or was a partner or employee of Cavalier’s outside auditor who worked on Cavalier’s audit at any time during any of the past three years or participated in the preparation of the financial statements of Cavalier in any other capacity. Mr. O’Connor does not receive any direct or indirect consulting, advisory or other compensatory fees from Cavalier or any of its subsidiaries. Mr. O’Connor is not an affiliate of Cavalier. Mr. O’Connor believes that he is independent for purposes of Rule 10A-3 of the Exchange Act and Section 803 of the Amex Company Guide and is financially literate. Therefore, Mr. O’Connor believes that he is eligible to serve on Cavalier’s Audit Committee, Compensation Committee or Nominating and Governance Committee.

III. Information Regarding Kenneth E. Shipley
Name: Kenneth E. Shipley
Business address: P.O. Box 749, Levelland, Texas 79336.
Principal Occupation and Background: Kenneth E. Shipley is: (i) manager, president and assistant secretary of GPLH; (ii) the a manager and the president of K-Shipley; (iii) manager of Federal Management; and (vi) the owner and operator of a manufactured homes business that operates under the name of Bell Mobile Homes (“Bell Mobile Homes”). The address of GPLH is 15400 Knoll Trail, Suite 101, LB 25, Dallas, Texas 75248. The address of K-Shipley and Federal Management is P.O. Box 749, Levelland, Texas 79336. The address of Bell Mobile Homes is 2401 E. Lubbock Highway, Levelland, Texas 79336. None of the entities described above is a parent, subsidiary or affiliate of Cavalier.
Mr. Shipley co-founded Legacy in May 2005. Legacy is primarily engaged in the business of mobile home financing, manufacturing and consignment. Mr. Shipley has served as manager, president and assistant secretary of GPLH since May 2005. GPLH is primarily engaged in the business of acting as the general partner of Legacy. Mr. Shipley has been the manager and president of K-Shipley since March 2001. The primary focus of K-Shipley is acting as a general partner of Shipley Brothers. Since 1981, Mr. Shipley has owned and operated Bell Mobile Homes in Levelland, Texas. The primary focus of Bell Mobile Homes is the wholesale and retail sale of manufactured homes. Mr. Shipley owns several manufactured home parks and has an extensive portfolio of “in-house financed notes” secured by manufactured homes.
Directorships: Mr. Shipley is not the director of any company with a class of equity securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.
Age: 50
Legal Proceedings Adverse to Cavalier: Neither Mr. Shipley nor any associate of Mr. Shipley is a party to any legal proceeding that is adverse to Cavalier or any of its subsidiaries or has a material adverse interest to Cavalier or any of its subsidiaries in any legal proceeding.
Certain Legal Proceedings: Mr. Shipley has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the last ten years and is not a named subject of any pending criminal proceedings. Mr. Shipley is not a party to any proceedings to which any director, officer of affiliate of Cavalier, any owner of record or beneficial owner of more than five percent of any class of voting securities of Cavalier or any associate of any such director, officer, affiliate of Cavalier or security holder (i) is a party adverse to Cavalier or any of Cavalier’s subsidiaries or (ii) has a material interest adverse to Cavalier or any of its subsidiaries. Within the last five years, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) Mr. Shipley, (ii) any partnership in which Mr. Shipley was a general partner at or within two years before the time of such filing or appointment or (iii) any corporation or business association of which Mr. Shipley was an executive officer at or within two years before the time of such filing or appointment. Within the last five years, Mr. Shipley has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting Mr. Shipley from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity, (ii) engaging in any type of business practice or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of any federal or state securities laws or federal commodities laws. Within the last five years, Mr. Shipley has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, his right to engage in any activity described in clause (i) of the preceding sentence or to be associated with any person engaged in any such activity. Within the last five years, Mr. Shipley has not been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law and such judgment or finding has not been subsequently reversed, suspended or vacated. Within the last five years, Mr. Shipley has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law and such judgment or finding has not been subsequently reversed, suspended or vacated.
Ownership of Securities: Mr. Shipley may be deemed to have shared “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of the Shipley Brothers Shares in his capacity as sole member of K-Shipley. Mr. Shipley may be deemed to have shared “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of the Legacy Shares in his capacity as sole member of K-Shipley and in his capacity as President of GPLH. Mr. Shipley may be deemed to have shared “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of the Federal Investors Shares in his capacity as a manager of Federal Management. Together, the Shipley Brothers Shares, the Legacy Shares and the Federal Investors Shares constitute 5.0% of the outstanding shares of Common Stock.
Legacy may be deemed to “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) the Legacy Shares held in its account with SSB. GPLH may be deemed to have shared “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of the Legacy Shares in its capacity as general partner of Legacy. Shipley Brothers may be deemed to “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) the Shipley Brothers Shares held in its account with SSB. K-Shipley may be deemed to have shared “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) of the Shipley Brothers Shares in its capacity as general partner of Shipley Brothers. Federal Investors may be deemed to “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) the Federal Investors Shares held in its account with SSB. Federal Management may be deemed to “beneficially own” (within the meaning of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder) the Federal Investors Shares in its capacity as general partner of Federal Investors. The address of Legacy and GPLH is 15400 Knoll Trail, Suite 101, LB 25, Dallas, Texas 75248. The address of Shipley Brothers, K-Shipley, Federal Investors and Federal Management is P.O. Box 749, Levelland, Texas 79336. None of Mr. Shipley, Legacy, GPLH, Shipley Brothers, K-Shipley, Federal Management, Federal Investors or any other entity affiliated with Mr. Shipley is the direct or indirect beneficial owner of any securities of any parent or subsidiary of Cavalier. Other than as is set forth in this Notice, no associate of Mr. Shipley directly or indirectly beneficially owns any securities of Cavalier. Mr. Shipley does not own any shares of Common Stock of record. Other than the transactions described below, Mr. Shipley has not directly or indirectly purchased or sold any securities of Cavalier in the past two years.
Transactions in Cavalier
Common Stock by Legacy Housing, LTD
Transactions in Cavalier Common Stock by Legacy Housing, LTD in the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of Cavalier

December 27, 2007	Purchase of Common Stock	1,241
December 28, 2007	Purchase of Common Stock	32,584
December 31, 2007	Purchase of Common Stock	18,350
January 7, 2008	Purchase of Common Stock	3,148
January 8, 2008	Purchase of Common Stock	7,677
January 9, 2008	Purchase of Common Stock	10,200
January 10, 2008	Purchase of Common Stock	4,800
January 11, 2008	Purchase of Common Stock	1,900
January 14, 2008	Purchase of Common Stock	300
January 23, 2008	Purchase of Common Stock	1,000
January 24, 2008	Purchase of Common Stock	7,000
January 28, 2008	Purchase of Common Stock	2,000
January 29, 2008	Purchase of Common Stock	3,800
February 1, 2008	Purchase of Common Stock	2,000
February 6, 2008	Purchase of Common Stock	8,400
February 7, 2008	Purchase of Common Stock	5,000
February 8, 2008	Purchase of Common Stock	4,600
February 11, 2008	Purchase of Common Stock	3,000
February 12, 2008	Purchase of Common Stock	8,000
February 13, 2008	Purchase of Common Stock	3,800
February 20, 2008	Purchase of Common Stock	371
February 22, 2008	Purchase of Common Stock	6,929
February 25, 2008	Purchase of Common Stock	9,600
February 26, 2008	Purchase of Common Stock	9,300

Transactions in Cavalier
Common Stock by Shipley Brothers, LTD
Transactions in Cavalier Common Stock by Shipley Brothers, LTD in the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of Cavalier

December 19, 2008	Purchase of Common Stock	90,592
December 17, 2008	Purchase of Common Stock	84,561
December 17, 2008	Purchase of Common Stock	5,000
December 15, 2008	Purchase of Common Stock	30,000
December 15, 2008	Purchase of Common Stock	16,439
December 11, 2008	Purchase of Common Stock	90,000
July 18, 2008	Purchase of Common Stock	11,100
June 23, 2008	Purchase of Common Stock	4,900
June 11, 2008	Purchase of Common Stock	542
June 10, 2008	Purchase of Common Stock	4,458
June 9, 2008	Purchase of Common Stock	9,900
June 5, 2008	Purchase of Common Stock	100
May 21, 2008	Purchase of Common Stock	19,000
May 20, 2008	Purchase of Common Stock	3,900
May 14, 2008	Purchase of Common Stock	900
May 9, 2008	Purchase of Common Stock	4,225
May 2, 2008	Purchase of Common Stock	11,775
December 27, 2007	Purchase of Common Stock	31,875
December 26, 2007	Purchase of Common Stock	46,000
December 24, 2007	Purchase of Common Stock	14,000
December 21, 2007	Purchase of Common Stock	14,800
December 20, 2007	Purchase of Common Stock	2,700
December 20, 2007	Purchase of Common Stock	2,100
December 19, 2007	Purchase of Common Stock	1,939
December 19, 2007	Purchase of Common Stock	3,200
December 18, 2007	Purchase of Common Stock	5,900
December 17, 2007	Purchase of Common Stock	361
December 17, 2007	Purchase of Common Stock	9,000
December 14, 2007	Purchase of Common Stock	8,125
November 28, 2007	Purchase of Common Stock	10,000
November 28, 2007	Purchase of Common Stock	2,875
November 27, 2007	Purchase of Common Stock	8,700
November 26, 2007	Purchase of Common Stock	3,300
November 23, 2007	Purchase of Common Stock	8,400
November 21, 2007	Purchase of Common Stock	5,300
November 20, 2007	Purchase of Common Stock	12,000
November 16, 2007	Purchase of Common Stock	32,200
November 14, 2007	Purchase of Common Stock	11,100
November 13, 2007	Purchase of Common Stock	3,000
November 9, 2007	Purchase of Common Stock	2,000
November 7, 2007	Purchase of Common Stock	222
November 6, 2007	Purchase of Common Stock	3,058
November 5, 2007	Purchase of Common Stock	5,720
November 2, 2007	Purchase of Common Stock	2,125

Transactions in Cavalier
Common Stock by Federal Investors Servicing, LTD.
Transactions in Cavalier Common Stock by Federal Investors Servicing, LTD. in the last two years

		Number of Shares of
		Common Stock
Date of Transaction	Nature of Transaction	of Cavalier

February 27, 2008	Purchase of Common Stock	8,000
February 28, 2008	Purchase of Common Stock	5,700
February 29, 2008	Purchase of Common Stock	5,300
March 24, 2008	Purchase of Common Stock	5,000
March 25, 2008	Purchase of Common Stock	1,700
March 26, 2008	Purchase of Common Stock	100
March 27, 2008	Purchase of Common Stock	1,000
April 1, 2008	Purchase of Common Stock	1,600
April 2, 2008	Purchase of Common Stock	8,600
April 3, 2008	Purchase of Common Stock	11,500
April 14, 2008	Purchase of Common Stock	84
April 15, 2008	Purchase of Common Stock	600
April 16, 2008	Purchase of Common Stock	8,832
April 17, 2008	Purchase of Common Stock	500
April 21, 2008	Purchase of Common Stock	7,310
April 22, 2008	Purchase of Common Stock	4,990
April 23, 2008	Purchase of Common Stock	27,000
April 28, 2008	Purchase of Common Stock	90
April 29, 2008	Purchase of Common Stock	10,094
October 14, 2008	Purchase of Common Stock	4,000
October 15, 2008	Purchase of Common Stock	4,000
October 16, 2008	Purchase of Common Stock	4,000
October 27, 2008	Purchase of Common Stock	4,000
October 28, 2008	Purchase of Common Stock	9,000
Leverage or Margin: No part of the purchase price or market value of any of the Shipley Brothers Shares, the Federal Investors Shares or the Legacy Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the Shipley Brothers Shares, the Federal Investors Shares or the Legacy Shares.
Contracts, Arrangements or Understandings: None of Mr. Shipley, Legacy, GPLH, Shipley Brothers, K-Shipley, D-Shipley, B-Shipley, Douglas M. Shipley, Billy J. Shipley, Federal Management, Federal Investors or any other entity affiliated with Mr. Shipley is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Cavalier, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Transactions with Cavalier: Since the beginning of Cavalier’s last fiscal year, there has not been and there is not currently proposed, any transaction, or series of similar transactions, to which Cavalier or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000 and in which Mr. Shipley, Legacy, GPLH, Shipley Brothers, K-Shipley, D-Shipley, B-Shipley, Douglas M. Shipley, Billy J. Shipley, Federal Management, Federal Investors or any other entity affiliated with Mr. Shipley or any immediate family member or other associate of Mr. Shipley had, or will have, a direct or indirect material interest. None of Mr. Shipley, Legacy, GPLH, Shipley Brothers, K-Shipley, D-Shipley, B-Shipley, Douglas M. Shipley, Billy J. Shipley, Federal Management, Federal Investors or any other entity affiliated with Mr. Shipley, any corporation or organization of which Mr. Shipley is an executive officer or partner, or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, any trust or other estate in which Mr. Shipley has a substantial beneficial interest or as to which he serves as a trustee or in a similar capacity or any immediate family member of Mr. Shipley has been indebted to Cavalier or any of its subsidiaries at any time since the beginning of Cavalier’s last fiscal year in an amount in excess of $120,000. Mr. Shipley was not subject to Cavalier’s related party transaction policy in 2008.
Certain Business Relationships: None of Mr. Shipley, Douglas M. Shipley or Billy J. Shipley is or since the beginning of Cavalier’s last fiscal year has been, an executive officer or more than 10% record or beneficial owner of any business or professional entity that (i) has made, or proposes to make, payments to Cavalier or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules, (ii) has received, or proposes to receive, payments from Cavalier or any of its subsidiaries in an amount for which disclosure would be required under the federal proxy rules or (iii) to which Cavalier or any of its subsidiaries was indebted. None of Mr. Shipley, Legacy, GPLH, Shipley Brothers, K-Shipley, D-Shipley, B-Shipley, Douglas M. Shipley, Billy J. Shipley, Federal Management or Federal Investors is associated with or an owner of any law firm or investment banking firm.
Section 16 Reporting: Mr. Shipley has not failed to file any reports related to Cavalier that are required by Section 16(a) of the Exchange Act.
Arrangement Relating to Employment; Family Relationships: None of Mr. Shipley, Legacy, GPLH, Shipley Brothers, K-Shipley, D-Shipley, B-Shipley, Douglas M. Shipley, Billy J. Shipley, Federal Management or Federal Investors or any of their associates has any office or position with Cavalier or any arrangement or understanding with any person with respect to any future employment by Cavalier or its affiliates or with respect to any future transactions to which Cavalier or any of its affiliates will or may be a party. There are no family relationships between any current director or executive officer of Cavalier and Mr. Shipley, Douglas M. Shipley or Billy J. Shipley or between Mr. Shipley and any Nominee. Mr. Shipley, Douglas M. Shipley and Billy J. Shipley have not received any compensation from Cavalier as a director or executive officer.

Interest in Matters to be Acted Upon: As a Nominee, Mr. Shipley is expected to receive customary compensation from Cavalier in exchange for his services as a director, if elected. Due to his indirect ownership interests in the Common Stock, Mr. Shipley has an interest in the solicitation of proxies in support of the Nominees. Mr. Shipley indirectly owns general partnership interests in Legacy indirectly owns membership interests in GPLH directly owns membership interests in Federal Management and indirectly owns general partnership interests in Federal Investors. While the businesses in which Legacy and Cavalier are engaged are regional in nature, there may be a minimum amount of competitive overlap between their geographical markets. Legacy also provides limited services to a limited number of dealerships that sell or consign Cavalier manufactured homes.
Director Nominee Independence: Mr. Shipley neither is nor has been an employee of Cavalier or any of its subsidiaries nor has any immediate family member of Mr. Shipley been an executive officer of Cavalier. Neither Mr. Shipley nor an immediate family member of Mr. Shipley has received any compensation from Cavalier. Neither Mr. Shipley nor an immediate family member of Mr. Shipley has been employed as an executive officer of another company where any of Cavalier’s past or present executives serve on such company’s compensation committee. Neither Mr. Shipley nor an immediate family member of Mr. Shipley has been a partner, controlling shareholder or executive officer, of any organization that makes payments to or receives payments from Cavalier in an amount which, in any single fiscal year, exceeded the greater of $200,000 or 5% of Cavalier’s consolidated revenues. Neither Mr. Shipley nor an immediate family member of Mr. Shipley is a current partner of Cavalier’s outside auditor, or was a partner or employee of Cavalier’s outside auditor who worked on Cavalier’s audit at any time during any of the past three years or participated in the preparation of the financial statements of Cavalier in any other capacity. Mr. Shipley does not receive any direct or indirect consulting, advisory or other compensatory fees from Cavalier or any of its subsidiaries. Mr. Shipley is not an affiliate of Cavalier. Mr. Shipley believes that he is independent for purposes of Rule 10A-3 of the Exchange Act and Section 803 of the Amex Company Guide. Therefore, Mr. Shipley believes that he is eligible to serve on Cavalier’s Compensation Committee or Nominating and Governance Committee.

Annex B
Consent of Curtis Hodgson to be Named in Proxy and Serve as Director
[Attached]

B-1

CONSENT
TO BE NAMED
IN THE PROXY STATEMENT
AND
NOTICE OF NOMINATION
OF
THE LEGACY GROUP
RELATING TO CAVALIER HOMES, INC.
I, Curtis Drew Hodgson, (“Nominee”) hereby voluntarily consent to each of the following: (i) being named as a nominee for election to the Board of Directors (the “Board”) of Cavalier Homes, Inc., a Delaware corporation (the “Corporation”), at the 2009 annual meeting of the stockholders of the Corporation (the “2009 Meeting”) in the notice of nomination to be delivered to the Corporation by Curtis Drew Hodgson, Legacy Housing Ltd., Shipley Brothers, LTD, Federal Investors Servicing Co. and their affiliates (collectively, the “Legacy Group”); (ii) being named as a nominee for election to the Board in the proxy statement (the “Proxy Statement”) to be filed by the Legacy Group with the Securities and Exchange Commission and to be distributed to stockholders of the Corporation prior to the 2009 Meeting; (iii) the public disclosure of any of the information about myself required to be disclosed in the Proxy Statement; and (iv) to serve as a Director of the Corporation, if elected.
Dated: February 2, 2009

/s/ Curtis Drew Hodgson Curtis Drew Hodgson

Annex C
Consent of Michael R. O’Connor to be Named in Proxy and Serve as Director
[Attached]

C-1

CONSENT
TO BE NAMED
IN THE PROXY STATEMENT
AND
NOTICE OF NOMINATION
OF
THE LEGACY GROUP
RELATING TO CAVALIER HOMES, INC.
I, Michael R. O’Connor, (“Nominee”) hereby voluntarily consent to each of the following: (i) being named as a nominee for election to the Board of Directors (the “Board”) of Cavalier Homes, Inc., a Delaware corporation (the “Corporation”), at the 2009 annual meeting of the stockholders of the Corporation (the “2009 Meeting”) in the notice of nomination to be delivered to the Corporation by Curtis Drew Hodgson, Legacy Housing Ltd., Shipley Brothers, LTD, Federal Investors Servicing Co. and their affiliates (collectively, the “Legacy Group”); (ii) being named as a nominee for election to the Board in the proxy statement (the “Proxy Statement”) to be filed by the Legacy Group with the Securities and Exchange Commission and to be distributed to stockholders of the Corporation prior to the 2009 Meeting; (iii) the public disclosure of any of the information about myself required to be disclosed in the Proxy Statement; and (iv) to serve as a Director of the Corporation, if elected.
Dated: February 2, 2009

/s/ Michael R. O’Connor Michael R. O’Connor

Annex D
Consent of Kenneth E. Shipley to be Named in Proxy and Serve as Director
[Attached]

D-1

CONSENT
TO BE NAMED
IN THE PROXY STATEMENT
AND
NOTICE OF NOMINATION
OF
THE LEGACY GROUP
RELATING TO CAVALIER HOMES, INC.
I, Kenneth E. Shipley, (“Nominee”) hereby voluntarily consent to each of the following: (i) being named as a nominee for election to the Board of Directors (the “Board”) of Cavalier Homes, Inc., a Delaware corporation (the “Corporation”), at the 2009 annual meeting of the stockholders of the Corporation (the “2009 Meeting”) in the notice of nomination to be delivered to the Corporation by Curtis Drew Hodgson, Legacy Housing Ltd., Shipley Brothers, LTD, Federal Investors Servicing Co. and their affiliates (collectively, the “Legacy Group”); (ii) being named as a nominee for election to the Board in the proxy statement (the “Proxy Statement”) to be filed by the Legacy Group with the Securities and Exchange Commission and to be distributed to stockholders of the Corporation prior to the 2009 Meeting; (iii) the public disclosure of any of the information about myself required to be disclosed in the Proxy Statement; and (iv) to serve as a Director of the Corporation, if elected.
Dated: February 2, 2009

/s/ Kenneth E. Shipley Kenneth E. Shipley